SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2003

American Medical Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19195	38-2905258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Bear Lane Corpus Christi, TX 78405
(Address of principal executive offices)

Registrant’s telephone number, including area code: (361) 289-1145

Not Applicable
(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 21, 2003, the Company consummated the transactions contemplated by the Asset Purchase Agreement that the Company entered into with Biolase Technology, Inc. on May 12, 2003, as reported in the Form 10-Q of the Company filed on May 15, 2003.  The Company’s press release reporting that closing is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)         Pro Forma Financial Information

The unaudited pro forma information presented below restates the Company’s financial statements as of the year ended December 31, 2002 and the quarter ended March 31, 2003, assuming the sale of assets to Biolase described in Item 2 of this Form 8-K took place effective January 1, 2002, that the purchase price of $1.825 million in cash was paid to Bank One and that the 307,500 shares of Biolase stock were received by the Company, as of that date.  The unaudited pro forma information presented is for informational purposes only and is not necessarily indicative of the results of operations had the disposition of the assets occurred effective January 1, 2002.

AMERICAN MEDICAL TECHNOLOGIES

PRO FORMA CONDENSED BALANCE SHEET

FOR THE PERIOD ENDING 12/31/02

(Unaudited)

	Historical	Division Sold	Pro Forma Adjustments		Pro Forma
		(A)	(B)
ASSETS
Current assets:
Cash	$566,436		$5,479	(1)	$571,915
Accounts receivable, less allowances	472,354				472,354
Inventories	3,113,060	(1,515,862)			1,597,198
Prepaid expenses and other current assets	197,577				197,577
Total current assets	4,349,427	(1,515,862)	5,479		2,839,044

Non current assets:
Stock held for sale			3,693,075	(2)	3,693,075

Property and equipment, net	1,753,997	(3,586)			1,750,411
Intangible assets, net:
Goodwill	1,971,427				1,971,427
Other	27,847	(13,924)			13,923
NET ASSETS SOLD		1,533,372	(1,533,372)

Total assets	$8,102,698	—	$2,165,182		$10,267,880

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	2,714,003		(138,391	)(3)	2,575,612
Compensation and employee benefits	81,538				81,538
Accrued restructuring costs	418,335				418,335
Other accrued liabilities	318,728		(7,968	)(3)	310,760
Current notes payable	2,332,075		(1,655,656	)(3)	676,419
Total current liabilities	5,864,679	—	(1,802,015)		4,062,664

Other non-current liabilities	4,103				4,103

Series B Preferred Stock	300,000				300,000

Total stockholders’ equity	1,933,916		3,967,197	(4)	5,901,113

Total liabilities and stockholders’ equity	$8,102,698		$2,165,182		$10,267,880

(A)                    Reduction of assets as a result of the division sold.  The purchaser did not assume any liabilities.

(B)                      (1) Remaining cash after Bank One debt satisfied.

(2) 307,500 shares received with a value of $12.01/share

(3) Funds used to eliminate Bank One debt.

AMERICAN MEDICAL TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

(Unaudited)

	Historical	Sold	Adjustments		Pro Forma
		(C)	(D)
REVENUES	$8,943,076	$(4,620,974)			$4,322,102

ROYALTIES	141,370	(126,683)			14,687

	9,084,446	(4,747,657)	—		4,336,789

COST OF SALES	8,025,136	(4,707,582)			3,317,554

Gross profit	1,059,310	(40,075)	—		1,019,235

COST AND EXPENSES:

Selling, general and administrative	6,772,812	(1,277,956)	17,506	(1)	5,494,856

Research and development	595,156				595,156

Restructuring	708,242				708,242

Loss from operations	(7,016,900)	1,237,881	(17,506)		(5,779,019)

Other income (expense):

Other income	17,927				17,927

Interest expense	(281,957)	148,665		(2)	(133,292)

Loss before income taxes	(7,280,930)	1,386,546	(17,506)		(5,894,384)

Income tax (benefit) expense	(237,418)				(237,418)

Net Loss	$(7,043,512)	$1,386,546	$(17,506)		$(5,656,966)

Net Loss per share	$(0.98)				$(0.79)

Net Loss per share assuming dilution	$(0.98)				$(0.79)

(C) Reduction of revenues and expenses as a result of the division sold.  These amounts do not consider any allocation of corporate overhead to the division that was sold, and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to the change in the Company.

(D)            (1) Legal fees incurred from Bank One transactions.

(2) Reduction of interest expense as a result of Bank One loan payoff.

AMERICAN MEDICAL TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

FOR THE PERIOD ENDED 03/31/03

(Unaudited)

	Historical	Sold	Adjustments		Pro Forma
		(A)	(B)
ASSETS

Current assets:

Cash	$390,555		$5,479	(1)	$396,034
Accounts receivable, less allowances	518,766				518,766
Inventories	2,503,898	(1,312,993)			1,190,905
Prepaid expenses and other current assets	154,682				154,682
Total current assets	3,567,901	(1,312,993)	5,479		2,260,387

Non current assets:

Stock held for sale			3,693,075	(2)	3,693,075

Property and equipment, net	1,678,497	(3,019)			1,675,478
Intangible assets, net:
Goodwill	1,971,427				1,971,427
Other	26,212	(13,106)			13,106

NET ASSETS SOLD		1,329,118	(1,329,118)

Total assets	$7,244,037	—	$2,364,436		$9,613,473

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:

Accounts payable	2,468,960		(138,391	)(3)	2,330,569
Compensation and employee benefits	83,501				83,501
Accrued restructuring costs	405,230				405,230

Other accrued liabilities	289,124		(7,968	)(3)	281,156

Current notes payable	2,332,075		(1,655,656	)(3)	676,419

Total current liabilities	5,578,890	—	(1,802,015)		3,776,875

Other non-current liabilities	—				—

Series B Preferred Stock	300,000				300,000

Total stockholders’ equity	1,365,147		4,171,451	(4)	5,536,598

Total liabilities and stockholders’ equity	$7,244,037	—	$2,369,436		$9,613,473

(A)           Reduction of assets as a result of the division sold.  The purchaser did not assume any liabilities.

(B)             (1)     Remaining cash after Bank One debt satisfied.

(2)     307,500 shares received with a value of $12.01/share

(3)     Funds used to eliminate Bank One debt.

(4)     Estimated gain on sale as of the pro forma balance sheet date 03/31/03.

AMERICAN MEDICAL TECHNOLOGIES, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

PERIOD ENDED MARCH 31,2003

(Unaudited)

	Historical	Sold	Adjustments		Pro Forma
		(C)	(D)
REVENUES	$876,895	$(309,460)			$567,435
ROYALTIES	147,717	(144,623)			3,094
	1,024,612	(454,083)	—		570,529

COST OF SALES	891,346	(333,507)			557,839
Gross profit	133,266	(120,576)	—		12,690

COST AND EXPENSES:
Selling, general and administrative	658,408	(9,953)	17,506	(1)	648,455
Research and development	77,235				77,235
Restructuring	—				—
Loss from operations	(602,377)	(110,623)	(17,506)		(713,000)

Other income (expense):
Other income	87,268				87,268
Interest expense	(51,894)	—	34,148	(2)	(51,894)
Loss before income taxes	(567,003)	(110,623)	16,642		(660,984)
Income tax (benefit) expense	50				50
Net Loss	$(567,053)	$(110,623)	$16,642		$(661,034)
Net Loss per share	$(0.08)				$(0.09)

Net Loss per share assuming dilution	$(0.08)				$(0.09)

(C) Reduction of revenues and expenses as a result of the division sold.  These amounts do not consider any allocation of corporate overhead to the division that was sold, and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to the change in the Company.

(D) (1) Legal fees incurred from Bank One transactions.

(2) Reduction of interest expense as a result of Bank One loan payoff.

(c) Exhibits

A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibit and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 5, 2003	AMERICAN MEDICAL TECHNOLOGIES, INC.

	By:	/s/	ROGER W. DARTT
Roger W. Dartt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release regarding consummation of sale of assets to Biolase Technology, Inc.